SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	November 19, 2007

ASIA TIME CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51981	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Room 1601-1604, 16/F., CRE Centre 889 Cheung Sha Wan Road, Kowloon, Hong Kong	N/A
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(852)-23100101

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 19, 2007, the management and Board of Directors of Asia Time Corporation, a Delaware corporation (the “Company”) concluded that the Company’s previously issued financial statements

(i)
as of and for the three months ended March 31, 2007, as included in the Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “Commission”) on May 21, 2007, as amended by Amendment No. 1 to the Quarterly Report on Form 10-Q/A filed with the Commission on September 26, 2007 (the “March 31, 2007 Form 10-Q”), and

(ii)	as of and for the three and six months ended June 30, 2007, as included in the Quarterly Report on Form 10-Q filed with the Commission on August 20, 2007 (the “June 30, 2007 Form 10-Q”)

should no longer be relied upon as a result of the Company’s determination that it misapplied accounting principles generally accepted in the United States of America in relation to a share exchange transaction that the Company completed on January 23, 2007.

On December 15, 2006, the Company entered into a share exchange agreement with the sole shareholder of Times Manufacture & E-Commerce Corporation Limited, a British Virgin Islands corporation (“Times Manufacture”). Pursuant to the share exchange agreement (the “Exchange Agreement”), the Company agreed to issue shares of its common stock in exchange for all of the issued and outstanding securities of Times Manufacture (the “Share Exchange”). Upon the closing of the Share Exchange on January 23, 2007 and pursuant to the terms of the Exchange Agreement, the Company issued an aggregate of 19,454,420 shares of its common stock to the sole shareholder of Times Manufacture in exchange for all of the issued and outstanding securities of Times Manufacture. Because the management and Board of Directors of the Company have concluded that financial statements in the March 31, 2007 Form 10-Q and June 30, 2007 Form 10-Q should no longer be relied upon, the Company will restate its financial statements presented in the March 31, 2007 Form 10-Q and June 30, 2007 Form 10-Q, disclosing the effect of the errors.

The Company’s Board of Directors and management conducted a review of the Company’s accounting treatment for the Share Exchange with third-party financial consultants, and during this process, management reviewed the facts and circumstances and concluded that it misapplied accounting principles generally accepted in the United States of America. The Board of Directors and authorized officers of the Company discussed this matter with the Company's independent public accounting firm (Dominic K. F. Chan & Co.) and it was concluded that the Company's previously issued financial statements described above could not be relied upon and needed to be restated. The Company is continuing to work with the third-party financial consultants to determine if any additional restatements of the Company’s previously issued financial statements is required.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 26, 2007	ASIA TIME CORPORATION

By: /s/ Kwong Kai Shun
Name Kwong Kai Shun
Title: Chief Executive Officer, Chief Financial Officer and Chairman of the Board